POSTING VERSION

WAIVER dated as of January 14, 2021 (this “Waiver”) to the CREDIT Agreement dated as of August 22, 2011, as amended and restated as of July 25, 2013, as further amended and restated as of March 31, 2016 and as further amended and restated as of August 28, 2019, among NCR CORPORATION (the “Borrower”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) (as amended and in effect prior to the effectiveness of this Waiver, the “Credit Agreement”).
WHEREAS, the Applicable Rate under the Credit Agreement with respect to each Revolving Loan and the commitment fees payable in respect of the Revolving Commitments is determined based upon the Leverage Ratio as of the end of each fiscal quarter of the Borrower.
WHEREAS, the Borrower has determined that (a) as a result of an administrative error, the Existing Preferred was not listed on Schedule 6.01 to the Credit Agreement (the “Scheduling Error”), and a corrected version of such Schedule 6.01 is attached hereto as Schedule A, and (b) certain administrative errors occurred in connection with calculating the Leverage Ratio in Compliance Certificates that were delivered by the Borrower for the fiscal quarters of the Borrower ended during the period from September 30, 2019 through and including September 30, 2020 (the “Specified Quarters”), which such errors are specified on Schedule B hereto (collectively, the “Calculation Errors”).
WHEREAS, as a result of the Calculation Errors, the amount of interest, participation fees and commitment fees in respect of Revolving Loans, Letters of Credit and Revolving Commitments, in each case paid by the Borrower to the Revolving Lenders based on the Leverage Ratio calculated for the Specified Quarters, was less than the interest, participation fees and commitment fees in respect of Revolving Loans, Letters of Credit and Revolving Commitments that would have been required to be paid absent the occurrence of the Calculation Errors (such difference, which is detailed on Schedule C hereto, the “Interest and Fee Shortfall Amount”).
WHEREAS, the Borrower has requested that the Revolving Lenders consent to a waiver of all Defaults and Events of Default that have arisen solely as a result of (i) the Scheduling Error and the Calculation Errors, (ii) the failure to pay the Interest and Fee Shortfall Amount when due, (iii) any incorrect determinations of the Applicable Rate based on calculations of the Leverage Ratio for the Specified Quarters and (iv) any failure by the Borrower to furnish prompt written notice of any of the foregoing (collectively, the “Specified Defaults”). For the avoidance of doubt, the Specified Defaults shall not include any Defaults or Events of Default that may arise in the event of any calculation errors other than the Calculation Errors or the failure to pay any interest or fees other than the Interest and Fee Shortfall Amount.
WHEREAS, the Lenders whose signatures appear below, constituting all the Revolving Lenders, are willing to consent to a waiver of the Specified Defaults on the terms and subject to the conditions set forth herein.

[[5560654]]

2

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) shall have the meanings assigned to such terms in the Credit Agreement.
SECTION 2. Waiver. Effective as of the Waiver Effective Date (as defined below), each Revolving Lender party hereto hereby (a) waives all Defaults and Events of Default that have arisen solely as a result of the Specified Defaults and (b) agrees that the version of Schedule 6.01 that is attached hereto as Schedule A shall be deemed to replace Schedule 6.01 attached to the Credit Agreement immediately prior to the effectiveness hereof.
SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Waiver, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:
(a) This Waiver has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally, and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b) On the Waiver Effective Date, and after giving effect to this Waiver, the representations and warranties of each Loan Party set forth in the Credit Agreement and in each other Loan Document are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case as though made on and as of the Waiver Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is so true and correct on and as of such prior date.
(c) On and as of the Waiver Effective Date, and after giving effect to this Waiver, no Default or Event of Default has occurred and is continuing.
SECTION 4. Effectiveness. This Waiver shall become effective on the date (the “Waiver Effective Date”) on which:
(a) The Administrative Agent (or its counsel) shall have received duly executed counterparts (which may include telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page of a signed counterpart of this Amendment) hereof that, when taken together, bear the authorized signatures of the Administrative Agent, the Borrower and each of the Revolving Lenders.
(b) The Borrower shall have delivered to the Administrative Agent a certificate signed by a Financial Officer of the Borrower certifying as to the accuracy of Schedules A, B

[[5560654]]

3

and C hereto (which, in the case of Schedules B and C, respectively, include (i) the recalculated Leverage Ratio as of the last day of each Specified Quarter and detail the Calculation Errors and (ii) detailed calculations of the Interest and Fee Shortfall Amount).
(c) The Borrower shall have paid to the Administrative Agent, for the accounts of the applicable Lenders and the Issuing Banks, an aggregate amount equal to the Interest and Fee Shortfall Amount, plus all additional amounts owed to the Lenders and the Issuing Banks pursuant to Section 2.12 of the Credit Agreement.
The Administrative Agent shall notify the Borrower and the Revolving Lenders of the Waiver Effective Date, and such notice shall be conclusive and binding.
SECTION 5. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Waiver and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
SECTION 6. Effect of Waiver. (a) Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Issuing Banks or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents in similar or different circumstances.
(b) This Waiver shall constitute a Loan Document for all purposes of the Credit Agreement and each other Loan Document.
SECTION 7. Applicable Law. THIS WAIVER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 8. Counterparts. This Waiver may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Waiver by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Waiver. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Waiver shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process

[[5560654]]

4

attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Waiver and are not to affect the construction of, or to be taken into consideration in interpreting, this Waiver.
SECTION 10. Incorporation by Reference. The submission to jurisdiction, service of process, venue, judgment currency, waiver of immunity, waiver of jury trial and electronic signature provisions set forth in the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
[Remainder of page intentionally left blank]

[[5560654]]

IN WITNESS WHEREOF, the parties hereto have duly executed this Waiver as of the day and year first above written.

NCR CORPORATION,
by
/s/ Michael Nelson
Name: Michael Nelson
Title: Treasurer

[Signature Page to Waiver]
[[5560654]]

JPMORGAN CHASE BANK, N.A., as Lender and as Administrative Agent,
by
/s/ Matthew Cheung
Name: Matthew Cheung
Title: Vice President

[Signature Page to Waiver]
[[5560654]]

Name of Lender:    BANK OF AMERICA, N.A.

by
/s/ Kyle Oberkrom
Name: Kyle Oberkrom
Title: Vice President

Name of Lender:    MUFG Bank, Ltd.

by
/s/ Joseph Siri
Name: Joseph Siri
Title: Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

Name of Lender:    PNC BANK, NATIONAL ASSOCIATION

by
/s/ Andrew Fraser
Name: Andrew Fraser
Title: Vice President

[Signature Page to Waiver]
[[5560654]]

For any Lender requiring a second signature block:

by

Name:
Title:

Name of Lender:    Royal Bank of Canada

by
/s/ Kamran Khan
Name: Kamran Khan
Title: Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

Name of Lender:    TRUIST BANK, as successor by merger to SUNTRUST BANK

by
/s/ David Bennett
Name: David Bennett
Title: Director

Name of Lender:    Wells Fargo Bank, N.A.

by
/s/ Harjot K. Sandhu
Name: Harjot K. Sandhu
Title: Senior Vice President

[Signature Page to Waiver]
[[5560654]]

For any Lender requiring a second signature block:

by

Name:
Title:

Name of Lender:    Capitol One, National Association

by
/s/ Timothy A. Ramijanc
Name: Timothy A. Ramijanc
Title: Duly Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

Name of Lender:    Fifth Third Bank, National Association

by
/s/ Dan Komitor
Name: Dan Komitor
Title: Managing Director

[Signature Page to Waiver]
[[5560654]]

Name of Lender:    CITIBANK, N.A.

by
/s/ James M. Walsh
Name: James M. Walsh
Title: Managing Director

Name of Lender:    Santander Bank, N.A.

by
/s/ Donna Cleary
Name: Donna Cleary
Title: Senior Director

[Signature Page to Waiver]
[[5560654]]

Name of Lender:    TD Bank, NA.,

by
/s/ Vijay Prasad
Name: Vijay Prasad
Title: Senior Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

Name of Lender:    UniCredit Bank AG, New York Branch

by
/s/ Douglas Riahi
Name: Douglas Riahi
Title: Managing Director

by
/s/ Bryon Korutz
Name: Bryon Korutz
Title: Associate Director

Name of Lender:    TRUIST BANK, formerly known as BRANCH BANKING & TRUST COMPANY by
/s/ David Bennett
Name: David Bennett
Title: Director

[Signature Page to Waiver]
[[5560654]]

Name of Lender:    HSBC Bank USA, National Association

by
/s/ Chris Burns
Name: Chris Burns
Title: Senior Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

Name of Lender:    KeyBank National Association

by
/s/ Karson Malecky
Name: Karson Malecky
Title: Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

[Signature Page to Waiver]
[[5560654]]

Name of Lender:    THE NORTHERN TRUST COMPANY

by
/s/ Kimberly A. Crotty
Name: Kimberly A. Crotty
Title: Vice President

Name of Lender:    STANDARD CHARTERED BANK

by
/s/ James Beck
Name: James Beck
Title: Associate Director

Name of Lender:    People’s United Bank, N.A.

by
/s/ Darci Buchanan
Name: Darci Buchanan
Title: Senior Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

[Signature Page to Waiver]
[[5560654]]

Name of Lender:    SYNOVUS BANK

by
/s/ Chandra Cockrell
Name: Chandra Cockrell
Title: Corporate Banker

Name of Lender:    First Horizon Bank (successor in interest to Capital Bank, a division of First Tennessee Bank, N.A.)

by
/s/ Terence J Dolch
Name: Terence J Dolch
Title: Senior Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

Name of Lender:    First National Bank of Omaha

by
/s/ Dale Ervin
Name: Dale Ervin
Title: Director

[Signature Page to Waiver]
[[5560654]]

For any Lender requiring a second signature block:

by

Name:
Title:

[Signature Page to Waiver]
[[5560654]]